Biological Assets	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Biological Assets
NOTE 4. BIOLOGICAL ASSETS

The Company’s biological assets consist of cannabis plants. The changes in the carrying value of Biological assets for the periods ended December 31, 2020 and 2019, consisted of the following:

($ in thousands)
Biological assets at January 1, 2019	$17,673
Biological Assets Acquired (Note 13)	1,436
Transferred to inventory upon harvest	(96,849)
Changes in fair value of biological assets	109,531

Biological assets at December 31, 2019	$31,791

Biological assets acquired (Note 13)	2,002
Transferred to inventory upon harvest	(280,863)
Changes in fair value of biological assets	293,119

Biological assets at December 31, 2020	$46,049

Biological assets are measured at fair value less costs to sell until harvest. All production costs related to biological assets are expensed as incurred. The fair value measurements for biological assets have been categorized as Level 3 fair values based on the inputs to the valuation technique used. The fair value was determined using an expected cash flow model which assumes the biological assets at the balance sheet date will grow to maturity, be harvested and converted into finished goods inventory and sold in the adult-use
and medical cannabis market.
This model utilizes the following significant assumptions:

Inputs and assumptions	Calculation method	Effect changes of unobservable inputs has on fair value
Selling price per gram, less cost to sell	Based on observable market data or calculated wholesale prices with reasonable margins.	An increase in selling price per gram would increase the fair value of biological assets.

Attrition rate	Based on weighted average number of plants lost during each stage of production.	An increase in attrition rate would result in a decrease to the fair value of biological assets.

Average yield per plant	Based on the average number of grams of dried cannabis inventory expected to be harvested from each cannabis plant.	An increase to the average yield per plant would result in an increase to the fair value of biological assets.

Cumulative stage of completion in the production process	Based on an average number of days in production over a total average grow cycle of between 12 and 16 weeks.	An increase to the average stage of completion of the plants would result in an increase to the fair value of biological assets.
The Company’s estimates are, by their nature, subject to change and differences from the above assumptions will be reflected in Unrealized gain or loss on changes in fair value of biological assets in future periods.
The Company estimates the harvest yields for cannabis at various stages of growth. As of December 31, 2020 and 2019, it was expected that the Company’s biological assets would yield approximately 21.4 million and 13.1 million grams, respectively.
The Company has quantified the sensitivity of the inputs in relation to biological assets as of December 31, 2020 and 2019 and expects the following effect on fair value as shown in the table below:

($ in thousands, except inputs)			Effect on fair value December 31,
Significant inputs & assumptions	Range of inputs (as of December 31, 2020)	Sensitivity	2020	2019
Selling price per gram, less cost to sell	$1.25 to $6.23	Increase 5%	$2,292	$6,360
		Decrease 5%	(2,292)	(6,360)
Attrition rate	7% to 15%	Increase 5%	(2,425)	(1,602)
		Decrease 5%	1,729	1,298
Average yield per plant	43 grams to 136 grams	Increase 5%	2,292	1,590
		Decrease 5%	(2,292)	(1,590)
Cumulative stage of completion	35% - 55% complete	Increase 5%	5,330	3,177
		Decrease 5%	(5,326)	(3,177)